                                                                    Exhibit 10.2


                              AMENDED AND RESTATED
                           PURCHASE AND SALE AGREEMENT

                            Dated as of May 19, 1997

                                      among

                          THE ORIGINATORS NAMED HEREIN,

                             AMPHENOL FUNDING CORP.,

                                       and

                              AMPHENOL CORPORATION,
                   individually and as the initial Servicer.

                                TABLE OF CONTENTS

                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL;
                              AFC AGREEMENT TO LEND

SECTION 1.1  Agreement To Purchase and Sell..................................2
SECTION 1.2  Timing of Purchases.............................................3
SECTION 1.3  Consideration for Purchases.....................................3
SECTION 1.4  AFC Agreement to Make Demand Loans..............................3
SECTION 1.5  Purchase and Sale Termination Date..............................4

                                   ARTICLE II
                          CALCULATION OF PURCHASE PRICE

SECTION 2.1  Calculation of Purchase Price...................................4
SECTION 2.2  Definitions and Calculations Related to Purchase Price..........6

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

SECTION 3.1  Initial Purchase Price Payment..................................8
SECTION 3.2  Subsequent Purchase Price Payments..............................8
SECTION 3.3  Settlement as to Specific Receivables...........................9
SECTION 3.4  Settlement as to Dilution.......................................9

                                   ARTICLE IV
                     AFC NOTE AND ORIGINATOR NOTE OPERATIONS

SECTION 4.1  AFC Note and Originator Note Payments..........................10

                                    ARTICLE V
                             CONDITIONS OF PURCHASES

SECTION 5.1  Conditions Precedent to Purchase...............................10
SECTION 5.2  Certification as to Representations and Warranties.............12

                                   ARTICLE VI
                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS

SECTION 6.1  Organization and Good Standing.................................12


                                                 Purchase and Sale Agreement - i
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SECTION 6.2  Due Qualification..............................................13
SECTION 6.3  Power and Authority; Due Authorization.........................13
SECTION 6.4  Valid Sale; Binding Obligations................................13
SECTION 6.5  No Violation...................................................13
SECTION 6.6  Proceedings....................................................13
SECTION 6.7  Bulk Sales Acts................................................14
SECTION 6.8  Government Approvals...........................................14
SECTION 6.9  Material Adverse Effect........................................14
SECTION 6.10  Licenses, Contingent Liabilities and Labor Controversies......14
SECTION 6.11  Margin Regulations............................................14
SECTION 6.12  Quality of Title..............................................14
SECTION 6.13  Accuracy of Information.......................................15
SECTION 6.14  Offices.......................................................15
SECTION 6.15  Trade Names...................................................15
SECTION 6.16  Taxes.........................................................15
SECTION 6.17  Compliance with Applicable Laws...............................15

                                   ARTICLE VII
                 COVENANTS OF AMPHENOL AND THE OTHER ORIGINATORS

SECTION 7.1  Affirmative Covenants..........................................16
SECTION 7.2  Reporting Requirements.........................................18
SECTION 7.3  Negative Covenants.............................................19
SECTION 7.4  Lock-box Banks. ...............................................19

                                  ARTICLE VIII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

SECTION 8.1  Rights of AFC..................................................20
SECTION 8.2  Responsibilities of Each Originator............................20
SECTION 8.3  Further Action Evidencing Purchases............................20
SECTION 8.4  Application of Collections.....................................21

                                  ARTICLE IX
                     PURCHASE AND SALE TERMINATION EVENTS

SECTION 9.1  Purchase and Sale Termination Events...........................21
SECTION 9.2  Remedies.......................................................22


                                                Purchase and Sale Agreement - ii
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                                    ARTICLE X
                                 INDEMNIFICATION

SECTION 10.1  Indemnities by Amphenol and the Originators...................22

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.1  Amendments, Waivers, etc......................................24
SECTION 11.2  Notices, etc..................................................24
SECTION 11.3  Cumulative Remedies...........................................25
SECTION 11.4  Binding Effect; Assignability.................................25
SECTION 11.5  Governing Law.................................................25
SECTION 11.6  Costs, Expenses and Taxes.....................................25
SECTION 11.7  Submission to Jurisdiction....................................25
SECTION 11.8  Waiver of Jury Trial..........................................26
SECTION 11.9  Captions and Cross References; Incorporation by Reference.....26
SECTION 11.10  Execution in Counterparts....................................26
SECTION 11.11  Acknowledgment and Agreement.................................27

APPENDIX A        Definitions

EXHIBIT A         Form of Originator Note
EXHIBIT B         Form of Purchase Report
EXHIBIT C         Form of AFC Note

EXHIBIT D         Form of Originator Assignment Certificate
EXHIBIT E         Form of Subscription Agreement
EXHIBIT F         Proceedings
EXHIBIT G         Office Locations
EXHIBIT H         Trade Names and Corporate Reorganizations


                                               Purchase and Sale Agreement - iii

      THIS AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of May 19, 1997, is among AMPHENOL CORPORATION, a Delaware corporation ("Amphenol"), individually and as the initial Servicer, AMPHENOL INTERCONNECT PRODUCTS CORPORATION, a Delaware corporation ("Amphenol Interconnect"), PYLE NATIONAL INC., a Delaware corporation ("Pyle National"), TIMES FIBER COMMUNICATIONS, INC., a Delaware corporation ("Times Fiber"), and THE SINE COMPANIES, INC., a Michigan corporation ("Sine") (Amphenol, Amphenol Interconnect, Pyle National, Times Fiber and Sine are herein collectively called the "Originators" and individually called an "Originator"), and AMPHENOL FUNDING CORP., a Delaware corporation ("AFC").

                                   Definitions

      Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A. All references herein to months are to calendar months unless otherwise expressly indicated.

                                   Background

      1. AFC is a special purpose corporation, all of the issued and outstanding shares of which are owned by the Originators.

      2. The Originators generate Receivables in the ordinary course of their respective businesses.

      3. The Originators (other than Sine), AFC and Amphenol entered into a Purchase and Sale Agreement, dated as of December 3, 1993 (as amended to the date hereof, including by the addition of Sine as an Originator, the "Original PSA"), pursuant to which, among other things, the Originators agreed to sell to AFC, and AFC agreed to purchase from the Originators, certain Receivables. Pursuant to the Original PSA, the Originators (other than Sine) transferred certain Receivables to AFC as part of the initial capitalization of AFC.

      4. The Originators, in order to finance their respective businesses, wish to sell Receivables to AFC, and AFC is willing, on the terms and subject to the conditions set forth herein, to purchase Receivables from the Originators.

      5. Each Originator and AFC intends this transaction to be a true sale of Receivables by each Originator to AFC providing AFC with the full benefits of ownership of the Receivables and each Originator and AFC do not intend the transactions hereunder to be, or for any purpose to be, characterized as a loan from AFC to any Originator.

      6. AFC intends to sell Participations in the Receivables from time to time pursuant to the Receivables Purchase Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                         AGREEMENT TO PURCHASE AND SELL;
                              AFC AGREEMENT TO LEND

      SECTION 1.1 Agreement To Purchase and Sell. On the terms and subject to the conditions set forth in this Agreement (including Article V), each Originator, severally and for itself alone, agrees to sell to AFC, and AFC agrees to purchase from such Originator, from time to time on or after the Initial Closing Date, but before the Purchase and Sale Termination Date, all of such Originator's right, title and interest in and to:

            (a) each Receivable of such Originator that existed and was owing to such Originator as at the closing of such Originator's business on December 6, 1993 (or December 27, 1996 as to Sine) (in each case after giving effect to the transfer of Receivables, if any, made by such Originator on the Initial Closing Date pursuant to the Subscription Agreement);

            (b) each Receivable created by such Originator from and including the closing of such Originator's business on December 6, 1993 (or December 27, 1996 as to Sine), to and including the Purchase and Sale Termination Date (in each case after giving effect to the transfer of Receivables, if any, made by such Originator pursuant to the Subscription Agreement);

            (c) all rights to, but not the obligations under, all Related Security;

            (d) all monies due or to become due with respect to the Receivables described in clauses (a) and (b);

            (e) all proceeds of Receivables described in clauses (a) and (b) above (as defined in the applicable UCC) that are or were received by such Originator on or after the closing of such Originator's business on December 6, 1993 (or December 27, 1996 as to Sine), including, without limitation, all funds which either are received by such Originator, AFC or Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that an Originator or Servicer applies in the ordinary course


                                                 Purchase and Sale Agreement - 2
      of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables); and

            (f) all books and records related to any of the foregoing.

All purchases hereunder shall be made without recourse, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of each Originator set forth in this Agreement and each other Transaction Document. No obligation or liability to any Obligor on any Receivable is intended to be assumed by AFC hereunder, and any such assumption is expressly disclaimed. AFC's foregoing commitment to purchase Receivables is herein called the "Purchase Facility." The Purchase Facility and the Originator Loan Facility (as defined in Section 1.4) are herein collectively called the "Facility".

      SECTION 1.2 Timing of Purchases.

      (a) Initial Closing Date Purchases. Each Originator's entire right, title and interest in (i) each Receivable that existed and was owing to such Originator as at the closing of such Originator's business on December 6, 1993 (or December 27, 1996 as to Sine), (ii) all Receivables created by such Originator from and including the closing of such Originator's business on December 6, 1993 (or December 27, 1996 as to Sine), to and including the Initial Closing Date (it being agreed by all of the parties hereto that the foregoing clauses (i) and (ii) shall be calculated after giving effect to the transfer of Receivables, if any, to be made by such Originator to AFC on the Initial Closing Date pursuant to the Subscription Agreement), and (iii) all proceeds thereof (as described in subsection (e) of the foregoing Section 1.1) automatically shall be deemed to have been sold to AFC on the Initial Closing Date.

      (b) Regular Purchases. After the Initial Closing Date, until the Purchase and Sale Termination Date, each Receivable (and the rights related thereto described in Section 1.1) created by each Originator shall be deemed to have been sold to AFC immediately (and without further action) upon the creation of such Receivable.

      SECTION 1.3 Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, AFC agrees to make Purchase Price payments to the respective Originators in accordance with Article III.

      SECTION 1.4 AFC Agreement to Make Demand Loans. On the terms and subject to the conditions set forth in this Agreement and in the Receivables Purchase Agreement, AFC agrees to make demand loans (each such loan being herein called an "Originator Loan") to each Originator prior to the Purchase and Sale Termination Date in such amounts as such Originator may request (through Servicer) from time to time; provided, however, that:


                                                 Purchase and Sale Agreement - 3

            (a) the Originator Loans made to each Originator shall be evidenced by a demand promissory note in the form of Exhibit A issued by such Originator to the order of AFC (each such demand promissory note, as it may be amended, supplemented, indorsed or otherwise modified from time to time in accordance with the Transaction Documents, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called an "Originator Note"); and

            (b) no Originator Loan shall be made to any Originator to the extent that the making of such Originator Loan would violate Section 7.03(f) of the Receivables Purchase Agreement.

AFC's agreement to make Originator Loans is herein called the "Originator Loan Facility."

      SECTION 1.5 Purchase and Sale Termination Date. The "Purchase and Sale Termination Date" shall be the earliest to occur of (a) the date of the termination of this Agreement pursuant to Section 9.2 and (b) the Payment Date immediately following the day on which all of the Originators shall have given notice to AFC at or prior to 10:00 a.m. (New York City time) that all of the Originators desire to terminate this Agreement; provided, however, that the Purchase and Sale Termination Date shall not occur until the Commitment shall have terminated, the Aggregate Investment shall have been reduced to zero and all Obligations shall have been finally and fully paid and performed.

                                   ARTICLE II
                          CALCULATION OF PURCHASE PRICE

      SECTION 2.1 Calculation of Purchase Price. On each Payment Date (including the Initial Closing Date), Servicer shall deliver to AFC, the Agent and each Originator a report in substantially the form of Exhibit B (each such report being herein called a "Purchase Report") with respect to AFC's purchases of Receivables from each Originator:

            (a) that are to be made on such Payment Date (in the case of the Purchase Report to be delivered on Initial Closing Date), or

            (b) that were made during the month immediately preceding such Payment Date (in the case of each subsequent Purchase Report).

The "Purchase Price" to be paid to each Originator on each Payment Date for the Receivables that are to be sold by such Originator on such Payment Date (in the case of the Initial Closing Date) or that were sold by such Originator during the month immediately preceding such Payment Date (in


                                                 Purchase and Sale Agreement - 4
the case of each subsequent Payment Date) shall be set forth in the relevant Purchase Report and shall be determined in accordance with the following formula:

            PP = AUB - PD

            where:

            PP    =     Purchase Price to be paid to the relevant Originator on
                        the relevant Payment Date

            AUB   =     (i) for purposes of calculating the Purchase Price on
                        the Initial Closing Date, the aggregate outstanding
                        Unpaid Balance of all Receivables that were generated by such Originator, as measured as at the closing of such Originator's business on December 6, 1993 (or December
                        27, 1996 as to Sine), less an amount equal to the aggregate Unpaid Balance of all Receivables that comprised the capital contribution, if any, made by such Originator to AFC on the Initial Closing Date pursuant to the Subscription Agreement, and (ii) for purposes of calculating the Purchase Price on each Payment Date thereafter, the aggregate Unpaid Balance of all Receivables generated by such Originator during the month immediately preceding such Payment Date (it being agreed that, subject to Section 3.4, the Unpaid Balance of each such Receivable shall be measured for this purpose only at the time such Receivable was generated)

            PD    =     Purchase Discount for such Originator as measured on
                        such Payment Date

            where:

            Purchase
            Discount    z =     COFD + SFD + SD + LD

            and:

            COFD  =     Cost of Funds Discount for such Originator as measured
                        on such Payment Date

            SFD   =     Servicer's Fee Discount for such Originator as measured
                        on such Payment Date

            SD    =     Spread Discount for such Originator as measured on such
                        Payment


                                                 Purchase and Sale Agreement - 5

                        Date

            LD    =     Loss Discount for such Originator as measured on such
                        Payment Date

      SECTION 2.2  Definitions and Calculations Related to Purchase Price.

      (a) Cost of Funds Discount. "Cost of Funds Discount" for a particular Originator, as measured on any Payment Date, shall be determined in accordance with the following formula:

            COFD = COF x (AUB/SAUB)

            where:

            COFD  =     Cost of Funds Discount for such Originator as measured
                        on such Payment Date

            COF   =     (i) for purposes of the Initial Closing Date (other than
                        with respect to Sine), $20,000, and (ii) for purposes of each subsequent Payment Date, the sum of all of AFC's financing costs and expenses incurred during the month preceding such Payment Date, including, without limitation, accrued Earned Yield, interest on the AFC
                        Notes, Commitment Fees, Program Fee, reserve costs, tax payments, and indemnity obligations of AFC for which AFC is not indemnified pursuant to this Agreement

            AUB, in respect of such Originator, has the meaning assigned thereto in Section 2.1

            SAUB  =     The sum of the separate AUBs calculated in respect of
                        all Originators on such Payment Date

      (b) Servicer's Fee Discount. The "Servicer's Fee Discount" for a particular Originator, as measured on any Payment Date, shall be determined in accordance with the following formula:

            SFD = SF x (AUB/SAUB)

            where:

            SFD   =     Servicer's Fee Discount for such Originator as measured
                        on such Payment Date

            SF    =     (i) For purposes of the Initial Closing Date, $37,500
                        (other than with respect to Sine), (ii) for purposes of each subsequent Payment Date,


                                                 Purchase and Sale Agreement - 6
                        the aggregate Dollar amount of the Servicer's Fee payable to the Servicer pursuant to clause (i) or (ii), as the case may be, of Section 8.01(d) of the Receivables Purchase Agreement in respect of the month preceding such Payment Date

            AUB, in respect of such Originator, has the meaning assigned thereto in Section 2.1

            SAUB  =     The sum of the separate AUBs calculated in respect of
                        all Originators on such Payment Date

      (c) Spread Discount. The "Spread Discount" for a particular Originator, as measured on any Payment Date, shall be calculated in accordance with the following formula:

            SD = AUB x S

            where:

            SD    =     Spread Discount for such Originator as measured on such
                        Payment Date

            AUB, in respect of such Originator, has the meaning assigned thereto in Section 2.1

            S     =     Spread of two (2.0) basis points.

      (d) Loss Discount. The "Loss Discount" for a particular Originator, as measured on any Payment Date, shall be calculated in accordance with the following formula:

            LD = AUB x LR

            where:

            LD    =     Loss Discount for such Originator as measured on such
                        Payment Date

            AUB, in respect of such Originator, has the meaning assigned thereto in Section 2.1

            LR    =     (i) for purposes of the first three Payment Dates
                        (including the Initial Closing Date) the Average Loss
                        Rate of the Receivables generated by such Originator, as measured on such Payment Date, and (ii) for purposes of each Payment Date thereafter, the Loss Rate of the Receivables generated by such Originator, as measured on such Payment Date


                                                 Purchase and Sale Agreement - 7

      (e) Average Loss Rate. The "Average Loss Rate" of the Receivables generated by a particular Originator, as measured on any Payment Date, means one-tenth of: (i) the aggregate Unpaid Balance of all such Receivables that were written off during the ten complete months ending October 31, 1993 (or November 30, 1996 as to Sine) divided by (ii) the monthly average Unpaid Balance of all such Receivables generated by such Originator as measured for such ten-month period.

      (f) Loss Rate. The "Loss Rate" of the Receivables generated by a particular Originator, as measured on any Payment Date, means: (i) the aggregate Unpaid Balance of all such Receivables that became more than 180 days past due (or, without duplication, were written off) during the month preceding such Payment Date divided by (ii) the Month-End Balance of such Receivables for the month preceding such Payment Date.

      (g) Month-End Balance. The "Month-End Balance", during any month, of the Receivables generated by a particular Originator means an amount equal to the aggregate Unpaid Balance of such Receivables at the close of Servicer's (or, for periods prior to the Initial Closing Date, such Originator's) business on the last Business Day of such month.

                                   ARTICLE III
                            PAYMENT OF PURCHASE PRICE

      SECTION 3.1 Initial Purchase Price Payment. On the terms and subject to the conditions set forth in this Agreement, AFC agrees to pay to each Originator the Purchase Price for the purchase to be made from such Originator on the Initial Closing Date partially in cash (in an amount to be agreed between AFC, Servicer and such Originator and set forth in the initial Purchase Report) and partially by issuing a promissory note in the form of Exhibit C to such Originator with an initial principal balance equal to the remaining Purchase Price (each such promissory note, as it may be amended, supplemented, indorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called an "AFC Note").

      SECTION 3.2 Subsequent Purchase Price Payments. On each Payment Date falling after the Initial Closing Date, on the terms and subject to the conditions set forth in this Agreement, AFC shall pay to each Originator the Purchase Price for the Receivables generated by such Originator during the immediately preceding month as follows:

            (a) First, the Purchase Price shall be netted against the accrued and unpaid interest under the Originator Note issued by such Originator, thereby fulfilling such Originator's obligation to pay such accrued and unpaid interest to AFC to the extent of such netting, until such accrued and unpaid interest is reduced to zero;


                                                 Purchase and Sale Agreement - 8

            (b) Second, to the extent any portion of the Purchase Price remains unpaid, such remaining Purchase Price shall be netted against the principal amount outstanding under the Originator Note issued by such Originator, thereby fulfilling such Originator's obligation to pay such principal amount to AFC to the extent of such netting, until such outstanding principal amount is reduced to zero; and

            (c) Third, to the extent any portion of the Purchase Price remains unpaid, the principal amount outstanding under the AFC Note issued to such Originator shall be increased by an amount equal to such remaining Purchase Price.

      Servicer shall make all appropriate record keeping entries with respect to the Originator Notes and the AFC Notes or otherwise to reflect the foregoing payments and adjustments and to reflect disbursements and payments of Originator Loans, and Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on any AFC Note or Originator Note at any time. Furthermore, Servicer shall hold the AFC Notes for the benefit of the Originators. Each Originator hereby irrevocably authorizes Servicer to mark the AFC Notes "CANCELLED" and to return such AFC Notes to AFC upon the final payment thereof after the occurrence of the Purchase and Sale Termination Date.

      SECTION 3.3 Settlement as to Specific Receivables. If on the day of purchase of any Receivable from any Originator hereunder any of the representations or warranties relating to title set forth in Section 6.12 is not true with respect to such Receivable, then such Originator forthwith shall deliver to Servicer for deposit into a Lock-box Account same day funds in an amount equal to the Unpaid Balance of such Receivable for application by Servicer to the same extent as if Collections of such Unpaid Balance had actually been received on such date; provided, that if AFC thereafter receives payment on account of Collections due with respect to such Receivable, AFC promptly shall deliver such funds to such Originator.

      SECTION 3.4 Settlement as to Dilution. Each Purchase Report (other than the Purchase Report to be delivered on the Initial Closing Date) shall include, in respect of the Receivables previously generated by each particular Originator (including those Receivables, if any, that were transferred by such Originator on the Initial Closing Date pursuant to the Subscription Agreement), a calculation of the aggregate net reduction in the aggregate Unpaid Balance of such Receivables owed by particular Obligors on account of any defective, rejected or returned goods or services, any cash discount, or any incorrect billings, other adjustments, or setoffs in respect of any claims by the Obligor(s) thereof against such Originator or any of its Affiliates (whether such claims arise out of the same or a related or unrelated transaction), during the most recent month, as indicated on the books of AFC (or, for periods prior to the Initial Closing Date, the books of such Originator). The Purchase Price that otherwise would be paid to such Originator on the Payment Date on which such Purchase Report is delivered shall be decreased by the amount of such net reduction. If there have been no purchases of Receivables (or insufficiently large purchases of Receivables) from such Originator during the month immediately preceding any Payment Date, any amount owed by which


                                                 Purchase and Sale Agreement - 9
the Purchase Price payable to an Originator would have been reduced pursuant to the immediately preceding sentence either:

            (i) shall be paid in cash by such Originator to AFC, or

            (ii) shall be deemed to be a payment under, and shall be deducted from the principal amount outstanding under, the AFC Note issued to such Originator, to the extent that such payment and reduction is permitted under Section 7.03(f) of the Receivables Purchase Agreement.

                                   ARTICLE IV
                     AFC NOTE AND ORIGINATOR NOTE OPERATIONS

      SECTION 4.1 AFC Note and Originator Note Payments. All payments under all AFC Notes and Originator Notes shall be made to Servicer for the account of the applicable payee thereof. To the extent that a payment is due and payable (and permitted to be paid) under an AFC Note issued to a particular Originator on the same day that a payment is due and payable under the Originator Note issued by such Originator as a result of a demand for payment thereunder by AFC, such payment obligations shall be netted and the only payment that actually shall be made on such day shall be made (a) by the Person owing the larger amount and (b) in an amount equal to the difference between the two amounts that otherwise would be due and payable on such day.

                                    ARTICLE V
                             CONDITIONS OF PURCHASES

      SECTION 5.1 Conditions Precedent to Purchase. The effectiveness of this Agreement is subject to the condition precedent that Servicer (on AFC's behalf) shall have received, on or before the date hereof, the following, each (unless otherwise indicated) dated the date hereof, and each in form and substance satisfactory to Servicer (acting on AFC's behalf):

            (a) Except to the extent already executed and delivered in connection with the Original PSA, an Originator Assignment Certificate in the form of Exhibit D from each Originator, duly completed, executed and delivered by such Originator;

            (b) A copy of the resolutions of the Board of Directors of each Originator approving the amendment and restatement of the Original PSA and the transactions contemplated hereby, certified by the respective Secretary or Assistant Secretary of each Originator;


                                                Purchase and Sale Agreement - 10

            (c) Good standing certificates for each Originator issued as of a recent date acceptable to Servicer by the Secretary of State of the jurisdiction of such Person's incorporation;

            (d) Except to the extent that the certificates executed in connection with the Original PSA remain true and correct, a certificate of the Secretary or Assistant Secretary of each Originator certifying the names and true signatures of the officers authorized on such Person's behalf to sign the Transaction Documents to be delivered by it (on which certificate Servicer and AFC may conclusively rely until such time as Servicer shall receive from such Person a revised certificate meeting the requirements of this subsection (d));

            (e) Except to the extent that the certificate of incorporation, other organizational document and/or by-laws delivered in connection with the Original PSA remain true and correct, the certificate or articles of incorporation or other organizational document of each Originator, duly certified by the Secretary of State of the jurisdiction of such Originator's incorporation as of a recent date acceptable to Servicer, together with a copy of the by-laws of such Originator, each duly certified by the Secretary or an Assistant Secretary of such Originator;

            (f) Except to the extent already filed in connection with the Original PSA, originals of the proper financing statements (Form UCC-1) that have been duly executed and name each Originator as the assignor and AFC as the assignee (and Purchaser or Bank of Montreal Trust Company (as Collateral Trustee), as assignee of AFC) of the Receivables generated by such Originator as may be necessary or, in Servicer's or the Agent's opinion, desirable under the UCC of all appropriate jurisdictions to perfect AFC's ownership interest in all Receivables and such other rights, accounts, instruments and moneys (including, without limitation, Related Security) in which an ownership or security interest may be assigned to it hereunder;

            (g)(i) A written search report from a Person satisfactory to Servicer listing all effective financing statements that name any Originator as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to the foregoing subsection (f), together with copies of such financing statements (none of which, except for those described in the foregoing subsection (f), shall cover any Receivable or any right related to any Receivable that is of the type described in Section 1.1) which is to be sold to AFC hereunder, and (ii) tax and judgment lien search reports from a Person satisfactory to Servicer showing no evidence of such liens filed against any Originator;

            (h) A favorable opinion of Simpson Thatcher & Bartlett, special counsel to Amphenol and the other Originators, in form and substance satisfactory to Servicer and the Agent;


                                                Purchase and Sale Agreement - 11

            (i) Except to the extent already evidenced in connection with the Original PSA, evidence: (i) of the execution and delivery by each of the parties thereto of each of the other Transaction Documents to be executed and delivered in connection herewith and (ii) that each of the conditions precedent to the execution, delivery and effectiveness of such other Transaction Documents has been satisfied to Servicer's satisfaction;

            (j) Except to the extent already executed in connection with the Original PSA, an AFC Note in favor of each Originator, duly executed by AFC;

            (k) Except to the extent already executed in connection with the Original PSA, an Originator Note in favor of AFC from each Originator, duly executed by such Originator;

            (l) A certificate from an officer of each Originator to the effect that Servicer and each Originator have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on each subsequent, data processing report that it generates which are of the type that a proposed purchaser or lender would use to evaluate the Receivables, the following legend (or the substantive equivalent thereof):
      "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO AMPHENOL FUNDING CORP. PURSUANT TO AN AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, DATED AS OF MAY 19, 1997, AS AMENDED, AMONG AMPHENOL CORPORATION, CERTAIN OTHER ORIGINATORS, AND AMPHENOL FUNDING CORP.; AND UNDIVIDED, FRACTIONAL OWNERSHIP INTERESTS IN THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MAY 19, 1997, AS AMENDED, AMONG AMPHENOL FUNDING CORP., AMPHENOL CORPORATION, POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION AND NESBITT BURNS SECURITIES, INC., AS THE AGENT"; and

            (m) Except to the extent already executed in connection with the Original PSA, a duly executed counterpart of the Subscription Agreement from each Originator party thereto.

      SECTION 5.2 Certification as to Representations and Warranties. Each Originator, by accepting the Purchase Price related to each purchase of Receivables generated by such Originator, shall be deemed to have certified that the representations and warranties contained in Article VI are true and correct on and as of such day, with the same effect as though made on and as of such day (except to the extent that any such representation or warranty is expressed to be made only as of an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date).


                                                Purchase and Sale Agreement - 12

                                   ARTICLE VI
                REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS

      In order to induce AFC to enter into this Agreement and to make purchases hereunder, each Originator hereby makes with respect to itself, and Amphenol, jointly and severally, with each Originator makes with respect to such Originator, the representations and warranties set forth in this Article VI.

      SECTION 6.1 Organization and Good Standing. Such Originator has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

      SECTION 6.2 Due Qualification. Such Originator is duly licensed or qualified to do business as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such licensing or qualification (except to the extent that the failure to be so licensed or qualified would not be reasonably likely to have a Material Adverse Effect).

      SECTION 6.3 Power and Authority; Due Authorization. Such Originator has
(a) all necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (ii) to generate, own, sell and assign Receivables on the terms and subject to the conditions herein and therein provided; and (b) duly authorized such execution and delivery and such sale and assignment and the performance of such obligations by all necessary corporate action (including, if required, all shareholder action).

      SECTION 6.4 Valid Sale; Binding Obligations. Each sale made by such Originator pursuant to this Agreement shall constitute a valid sale, transfer and assignment of Receivables to AFC, enforceable against creditors of, and purchasers from, such Originator; and this Agreement constitutes, and each other Transaction Document signed or to be signed by such Originator, when duly executed and delivered, constitutes or will constitute, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      SECTION 6.5 No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents, and the fulfillment of the terms hereof or thereof, will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice, lapse of time or both) a default under (i) such Originator's articles or certificate of incorporation or by-laws, or (ii) any indenture, loan agreement, mortgage, deed of trust


                                                Purchase and Sale Agreement - 13
or other agreement or instrument to which it is a party or by which it or any of its property is bound, except for any conflict, breach or default that would not be reasonably likely to have a Material Adverse Effect, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties, except for any violation that would not be reasonably likely to have a Material Adverse Effect.

      SECTION 6.6 Proceedings. Except as set forth in Exhibit F, there is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality (a) asserting the invalidity of any Transaction Document, (b) seeking to prevent the issuance of such Originator's Originator Assignment Certificate or the consummation of any of the transactions contemplated by any Transaction Document, or (c) seeking any determination or ruling that is reasonably likely to have a Material Adverse Effect.

      SECTION 6.7 Bulk Sales Acts. No transaction contemplated hereby requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

      SECTION 6.8 Government Approvals. Except for the filing of the UCC financing statements referred to in Article V, all of which, at the time required in Article V, shall have been duly made and shall be in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for such Originator's due execution, delivery and performance of any Transaction Document to which it is a party, except where the failure to receive or make such authorization, approval, action, notice or filing would not be reasonably likely to have a Material Adverse Effect.

      SECTION 6.9 Material Adverse Effect. Since December 31, 1996, no event has occurred that has had, or is reasonably likely to have, a Material Adverse Effect.

      SECTION 6.10 Licenses, Contingent Liabilities and Labor Controversies. (a) Such Originator has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.

      (b) There are no labor controversies pending against such Originator that have had (or are reasonably likely to have) a Material Adverse Effect.


                                                Purchase and Sale Agreement - 14

      SECTION 6.11 Margin Regulations. No use of any funds acquired by such Originator under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

      SECTION 6.12 Quality of Title. (a) Each Receivable of such Originator (together with the Related Security for such Receivable) which is to be sold to AFC hereunder is or shall be owned by such Originator, free and clear of any Adverse Claim, except as provided herein and in the Receivables Purchase Agreement. Whenever AFC makes a purchase hereunder, it shall have acquired and shall continue to have maintained a valid and perfected ownership interest (free and clear of any Adverse Claim) in all Receivables generated by such Originator and all Collections related thereto, and in such Originator's entire right, title and interest in and to the Related Security with respect thereto.

      (b) No effective financing statement or other instrument similar in effect covering any Receivable generated by such Originator or any right related to any such Receivable that is of the type described in Section 1.1 is on file in any recording office except such as may be filed in favor of AFC or the Originators, as the case may be, in accordance with this Agreement or in favor of Purchaser in accordance with the Receivables Purchase Agreement.

      SECTION 6.13 Accuracy of Information. All factual written information heretofore or contemporaneously furnished (and prepared) by such Originator to AFC, Purchaser or the Agent for purposes of or in connection with any Transaction Document or any transaction contemplated hereby or thereby is, and all other such factual written information hereafter furnished (and prepared) by such Originator to AFC, Purchaser or the Agent pursuant to or in connection with any Transaction Document will be, true and accurate in every material respect on the date as of which such information is dated or certified. No information contained in any report delivered pursuant to Section 7.2 or in any Purchase Report shall be incomplete by omitting to state any material fact necessary to make such information not misleading on the date as of which such information is dated or certified.

      SECTION 6.14 Offices. Such Originator's principal place of business and chief executive office is located at the address set forth under such Originator's signature hereto, and the offices where such Originator keeps all its books, records and documents evidencing its Receivables, the related Contracts and all other agreements related to such Receivables are located at the addresses specified in Exhibit G (or at such other locations, notified to Servicer and the Agent in accordance with Section 7.1(f), in jurisdictions where all action required by Section 8.3 has been taken and completed).

      SECTION 6.15 Trade Names. Such Originator does not use any trade name other than its actual corporate name and the trade names set forth in Exhibit H. From and after December 3, 1988, such Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has such Originator been the subject of any merger or other corporate reorganization.


                                                Purchase and Sale Agreement - 15

      SECTION 6.16 Taxes. Such Originator has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 6.17 Compliance with Applicable Laws. Such Originator is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.

                                   ARTICLE VII
                 COVENANTS OF AMPHENOL AND THE OTHER ORIGINATORS

      SECTION 7.1 Affirmative Covenants. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless Servicer (on behalf of AFC) shall otherwise consent in writing:

            (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to the Receivables generated by it and the Contracts and other agreements related thereto except where the failure to so comply would not materially and adversely affect the collectibility of such Receivables or the rights of AFC hereunder.

            (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would be reasonably likely to have a Material Adverse Effect.

            (c) Receivables Reviews. (i) At any time and from time to time during regular business hours, and upon two Business Days' prior written notice so long as no Termination Event is continuing, permit AFC or the Agent, or their respective agents or representatives, (and/or, if the Agent shall have consented (which consent shall not be unreasonably withheld), the Surety Bond Provider or its agents or representatives) (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in possession or under the control of such Originator relating to Receivables, including, without limitation, the related Contracts and purchase orders and other agreements related thereto, and (B) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i)(A) above, and


                                                Purchase and Sale Agreement - 16
      to discuss matters relating to Receivables originated by it or the performance hereunder with any of the officers or employees of such Originator having knowledge of such matters, and (ii) without limiting the foregoing clause (i), from time to time on request of the Agent (given not more than once in each calendar year so long as no Purchase and Sale Termination Event shall have occurred and be continuing), permit certified public accountants or other auditors acceptable to AFC and the Agent to conduct, at AFC's expense (so long as such expenses do not exceed $15,000 in any calendar year), a review of such Originator's books and records with respect to such Receivables.

            (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables it generates in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of such Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

            (e) Performance and Compliance with Receivables and Contracts. Timely and fully perform and comply in all material respects with all the provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to the Receivables that it generates.

            (f) Location of Records. Keep its principal place of business and chief executive office, and the offices where it keeps its records concerning or related to Receivables, at the address(es) referred to in Exhibit G or, upon 15 days' prior written notice to AFC and the Agent, at such other locations in jurisdictions where all action required by Section
      8.3 shall have been taken and completed.

            (g) Credit and Collection Policies. Comply in all material respects with its Credit and Collection Policy in connection with the Receivables that it generates and all Contracts and other agreements related thereto.

            (h) Separate Corporate Existence of AFC. Take such actions as shall be required in order that:

                  (i) AFC's operating expenses will not be paid by such
            Originator;

                  (ii) Such Originator's books and records will be maintained separately from those of AFC;


                                                Purchase and Sale Agreement - 17

                  (iii) Any financial statements of such Originator which are consolidated to include AFC will contain detailed notes clearly stating that AFC is a separate corporate entity and has sold ownership interests in AFC's accounts receivable;

                  (iv) Such Originator will strictly observe corporate
            formalities in its dealing with AFC, and funds or other assets of AFC will not be commingled with those of such Originator;

                  (v) AFC shall pay to the appropriate Amphenol Person the
            marginal increase (or, in the absence of such increase, the market amount of its portion) of the premium payable with respect to any insurance policy that covers AFC and any other Amphenol Person, but AFC shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee, under any such insurance policy, with respect to any amounts payable due to occurrences or events related to any other Amphenol Person;

                  (vi) Such Originator will maintain arm's-length relationships with AFC, and such Originator will be compensated at market rates for any services it renders or otherwise furnishes to AFC; and

                  (vii) Such Originator will not be, and will not hold itself out to be, responsible for the debts of AFC or the decisions or actions in respect of the daily business and affairs of AFC.

            (i) Post Office Boxes. Except to the extent already provided in connection with the Original PSA, within 60 days after the date hereof, deliver to Servicer (on behalf of AFC) a certificate from an authorized officer of such Originator to the effect that (i) the name of the renter of all post office boxes into which Collections may from time to time be mailed have been changed to the name of AFC (unless such post office boxes are in the name of the relevant Lock-box Banks) and (ii) all relevant postmasters have been notified that each of Servicer (and each Servicer Person) and the Agent are authorized to collect mail delivered to such post office boxes (unless such post office boxes are in the name of the relevant Lock-box Banks).

      SECTION 7.2 Reporting Requirements. From the date hereof until the first day following the Purchase and Sale Termination Date, each Originator will, unless Servicer (on behalf of AFC) shall otherwise consent in writing, furnish to AFC and the Agent (with a copy for Purchaser) the following:

            (a) ERISA. Promptly after receipt of any notice with respect to any Reportable Event (as defined in Title IV of ERISA) with respect to such Originator that would be reasonably likely to have a Material Adverse Effect, a copy of such notice;


                                                Purchase and Sale Agreement - 18

            (b) Purchase and Sale Termination Events. As soon as possible after the occurrence of, and in any event within three Business Days after the occurrence of, each Purchase and Sale Termination Event or each Unmatured Purchase and Sale Termination Event in respect of such Originator, a written statement of the chief financial officer or chief accounting officer of such Originator describing such Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event and the action that such Originator proposes to take with respect thereto, in each case in reasonable detail;

            (c) Proceedings. As soon as possible, and in any event within three Business Days after such Originator otherwise has knowledge thereof, written notice of (i) any action, suit, proceeding or investigation of the type described in Section 6.6 not previously disclosed to AFC and (ii) all material adverse developments that have occurred with respect to any previously disclosed actions, suits, proceedings and investigations; and

            (d) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the conditions or operations, financial or otherwise, of such Originator as AFC, Purchaser or the Agent may from time to time reasonably request in order to protect the interests of AFC, Purchaser or the Agent under or as contemplated by the Transaction Documents.

      SECTION 7.3 Negative Covenants. From the date hereof until the date following the Purchase and Sale Termination Date, each Originator agrees that, unless Servicer (on behalf of AFC) shall otherwise consent in writing, it shall not:

            (a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable or related Contract or Related Security, or any interest therein, or any Collections thereon, or assign any right to receive income in respect thereof.

            (b) Extension or Amendment of Receivables. Except as otherwise permitted in Section 8.02(c) of the Receivables Purchase Agreement, extend, amend or otherwise modify the terms of any Receivable generated by it in any material respect, or amend, modify or waive, in any material respect, any term or condition of any Contract related thereto (which term or condition relates to payments under, or the enforcement of, such Contract).

            (c) Change in Business or Credit and Collection Policy. Make any change in the character of its business or materially alter its Credit and Collection Policy, which change would, in either case, be reasonably likely to have a Material Adverse Effect.


                                                Purchase and Sale Agreement - 19

            (d) Receivables Not to be Evidenced by Promissory Notes or Chattel Paper. Take any action to cause or permit any Receivable generated by it to become evidenced by any "instrument" or "chattel paper" (as defined in the applicable UCC).

            (e) Mergers, Acquisitions, Sales, etc. (i) Be a party to any merger or consolidation, except (A) a merger or consolidation involving Amphenol where Amphenol is the surviving corporation, or (B) a merger or consolidation among two or more Originators (including, without limitation, Amphenol), or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets, except to another Originator (including, without limitation, Amphenol), or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

      SECTION 7.4 Lock-box Banks. From the date hereof until the date following the Purchase and Sale Termination Date, each Originator agrees that it shall not make any changes in its instructions to Obligors regarding Collections or add or terminate any Lock-box Bank unless the requirements of Section 7.03(d) of the Receivables Purchase Agreement have been met.

                                  ARTICLE VIII
                      ADDITIONAL RIGHTS AND OBLIGATIONS IN
                           RESPECT OF THE RECEIVABLES

      SECTION 8.1 Rights of AFC. Each Originator hereby authorizes AFC, Servicer or their respective designees to take any and all steps in such Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Receivables, including, without limitation, indorsing the name of such Originator on checks and other instruments representing Collections and enforcing such Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

      SECTION 8.2 Responsibilities of Each Originator. Anything herein to the contrary notwithstanding:

            (a) Collection Procedures. Each Originator agrees to direct its respective Obligors to make payments of Receivables directly to a post office box related to the relevant Lock-box Account at a Lock-box Bank. Each Originator further agrees to transfer any Collections that it receives directly to Servicer (for AFC's account) within one (1) Business Day of receipt thereof, and agrees that all such Collections shall be deemed to be received in trust for AFC and shall be maintained and segregated separate and apart from all other funds and monies of such Originator until transfer of such Collections to Servicer.


                                                Purchase and Sale Agreement - 20

            (b) Each Originator shall perform its obligations hereunder, and the exercise by AFC or its designee of any of its rights hereunder shall not relieve such Originator from such obligations.

            (c) Neither AFC, Servicer, Purchaser nor the Agent shall have any obligation or liability to any Obligor or any other third Person with respect to any Receivables, Contracts related thereto or any other related agreements, nor shall AFC, Servicer, Purchaser or the Agent be obligated to perform any of the obligations of any Originator thereunder.

            (d) Each Originator hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Originator all steps necessary or advisable to indorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Originator or transmitted or received by AFC (whether or not from such Originator) in connection with any Receivable.

      SECTION 8.3 Further Action Evidencing Purchases. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that Servicer may reasonably request in order to perfect, protect or more fully evidence the Receivables (and the rights related thereto that are of the type described in Section 1.1) purchased by AFC hereunder, or to enable AFC to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of Servicer, each Originator will:

            (a) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices as may be necessary or appropriate; and

            (b) mark the master data processing records that evidence or list
      (i) such Receivables and (ii) related Contracts with the legend set forth in Section 5.1(l).

Each Originator hereby authorizes AFC or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables (and the rights related thereto that are of the type described in Section 1.1) now existing or hereafter generated by such Originator. If any Originator fails to perform any of its agreements or obligations under this Agreement, AFC or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of AFC or its designee incurred in connection therewith shall be payable by such non-performing Originator as provided in Section 10.1.

      SECTION 8.4 Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by AFC or the Agent, be


                                                Purchase and Sale Agreement - 21
applied as a Collection of any Receivable or Receivables of such Obligor to the extent of any amounts then due and payable thereunder before being applied to any other indebtedness of such Obligor.

                                   ARTICLE IX
                      PURCHASE AND SALE TERMINATION EVENTS

      SECTION 9.1 Purchase and Sale Termination Events. Each of the following events or occurrences described in this Section 9.1 shall constitute a "Purchase and Sale Termination Event":

            (a) A Termination Event shall have occurred and, in the case of a Termination Event (other than one described in Section 9.01(e), (g), (h) or (i) of the Receivables Purchase Agreement), the Agent, at the request (or with the consent) of Purchaser, shall have declared the Commitment Termination Date to have occurred; or

            (b) Any Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for five (5) Business Days; or

            (c) Any representation or warranty made or deemed to be made by any Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Documents or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made; or

            (d) Any Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and such failure shall remain unremedied for 30 calendar days after written notice thereof shall have been given by Servicer to such Originator; or

            (e) An Event of Bankruptcy shall have occurred with respect to any Originator.

      SECTION 9.2  Remedies.

      (a) Optional Termination. Upon the occurrence of a Purchase and Sale Termination Event, but subject to the proviso in Section 1.5, AFC (and not Servicer) shall have the option by notice to the Originators (with a copy to the Agent) to declare the Purchase and Sale Termination Date to have occurred.


                                                Purchase and Sale Agreement - 22

      (b) Remedies Cumulative. Upon any termination of the Facility pursuant to this Section 9.2, AFC shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing, the occurrence of the Purchase and Sale Termination Date shall not deny AFC any remedy in addition to termination of the Purchase Facility to which AFC may be otherwise appropriately entitled, whether at law or equity.

                                    ARTICLE X
                                 INDEMNIFICATION

      SECTION 10.1 Indemnities by Amphenol and the Originators. Without limiting any other rights which AFC may have hereunder or under applicable law, each Originator, severally and for itself alone, and Amphenol, jointly and severally with each Originator, hereby agrees to indemnify AFC and each of its officers, directors, employees and agents (each of the foregoing Persons being individually called a "Purchase and Sale Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "Purchase and Sale Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of the failure of such Originator to perform its obligations under this Agreement, any other Transaction Document or arising out of the claims asserted against a Purchase and Sale Indemnified Party relating to the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom, excluding, however, (i) Purchase and Sale Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Purchase and Sale Indemnified Party, (ii) any indemnification which has the effect of recourse for non-payment of the Receivables to any Amphenol Person (except as otherwise specifically provided under this Section 10.1) and (iii) any tax based upon or measured by net income or gross receipts. Without limiting the foregoing, each Originator, severally and for itself alone, and Amphenol, jointly and severally with each Originator, indemnifies each Purchase and Sale Indemnified Party for Purchase and Sale Indemnified Amounts relating to or resulting from:

            (a) the transfer by such Originator of an interest in any Receivable to any Person other than AFC;

            (b) the breach of any representation or warranty made by such Originator (or any of its officers) under or in connection with this Agreement or any other Transaction Document, or any information or report delivered by such Originator pursuant hereto or thereto which shall have been false or incorrect in any material respect when made or deemed made;


                                                Purchase and Sale Agreement - 23

            (c) the failure by such Originator to comply with any applicable law, rule or regulation with respect to any Receivable generated by such Originator or the related Contract, or the nonconformity of any Receivable generated by such Originator or the related Contract with any such applicable law, rule or regulation;

            (d) the failure to vest and maintain vested in AFC an ownership interest in the Receivables generated by such Originator free and clear of any Adverse Claim, other than an Adverse Claim arising solely as a result of an act of AFC, whether existing at the time of the purchase of such Receivables or at any time thereafter;

            (e) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables or purported Receivables generated by such Originator, whether at the time of any purchase or at any subsequent time;

            (f) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable or purported Receivable generated by such Originator (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to any such Receivable or the furnishing of or failure to furnish such merchandise or services;

            (g) any product liability claim arising out of or in connection with merchandise or services that are the subject of any Receivable generated by such Originator; and

            (h) any tax or governmental fee or charge (other than any tax excluded pursuant to clause (iii) in the proviso to the preceding sentence), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchase or ownership of the Receivables generated by such Originator or any Related Security connected with any such Receivables.

      If for any reason the indemnification provided above in this Section 10.1 is unavailable to a Purchase and Sale Indemnified Party or is insufficient to hold such Purchase and Sale Indemnified Party harmless, then each of the Originators, severally and for itself alone, and Amphenol, jointly and severally with each Originator, shall contribute to the amount paid or payable by such Purchase and Sale Indemnified Party to the maximum extent permitted under applicable law.


                                                Purchase and Sale Agreement - 24

                                   ARTICLE XI
                                  MISCELLANEOUS

      SECTION 11.1 Amendments, Waivers, etc. (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by AFC, Servicer and the Originators (with respect to an amendment) or by AFC (with respect to a waiver or consent by it).

      (b) No failure or delay on the part of AFC, Servicer, any Originator or any third party beneficiary in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on AFC, Servicer, Amphenol or any other Originator in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by AFC or Servicer under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      (c) The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings.

      SECTION 11.2 Notices, etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by facsimile (to be followed by mail) to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered, when received, and (ii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

      SECTION 11.3 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, Amphenol and each Originator hereby authorize AFC, at any time and from time to time, to the fullest extent permitted by law, to setoff, against any obligations of such Originator to AFC arising in connection with the Transaction Documents (including, without limitation, amounts payable pursuant to Section 10.1) that are then due and payable or that are not then due and payable but are accruing in respect of the then current Settlement Period, any and all indebtedness at any time owing by AFC to or for the credit or the account of Amphenol or any Originator (including pursuant to any AFC Note).


                                                Purchase and Sale Agreement - 25

      SECTION 11.4 Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of AFC, Amphenol and each Originator and their respective successors and permitted assigns. No Originator may assign any of its rights hereunder or any interest herein without the prior written consent of AFC, except as otherwise herein specifically provided. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The rights and remedies with respect to any breach of any representation and warranty made by any Originator pursuant to
Article VI and the indemnification and payment provisions of Article X and
Section 11.6 shall be continuing and shall survive any termination of this Agreement.

      SECTION 11.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NONPERFECTION) OF AFC'S INTERESTS IN THE RECEIVABLES IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

      SECTION 11.6 Costs, Expenses and Taxes. In addition to the obligations of the Originators under Article X, each Originator, severally and for itself alone, and Amphenol, jointly and severally with each Originator, agrees to pay on demand:

            (a) all costs and expenses in connection with the enforcement of this Agreement, the Originator Assignment Certificates and the other Transaction Documents; and

            (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents to be delivered hereunder, and agrees to indemnify each Purchase and Sale Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      SECTION 11.7 Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ILLINOIS OR UNITED STATES FEDERAL COURTS SITTING IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT; (b) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR UNITED STATES FEDERAL COURT; (c) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; (d) IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO SUCH PERSON AT ITS ADDRESS SPECIFIED IN SECTION 11.2; AND (e) AGREES THAT A


                                                Purchase and Sale Agreement - 26

FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 11.7 SHALL AFFECT AFC'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST AMPHENOL, ANY ORIGINATOR OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

      SECTION 11.8 Waiver of Jury Trial. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT (a) ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND (b) ANY PARTY HERETO (OR ANY ASSIGNEE OR THIRD PARTY BENEFICIARY OF THIS AGREEMENT) MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

      SECTION 11.9 Captions and Cross References; Incorporation by Reference. The various captions (including, without limitation, the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section or Exhibit are to such Section or Exhibit of this Agreement, as the case may be. Appendix A and the Exhibits hereto are hereby incorporated by reference into and made a part of this Agreement.

      SECTION 11.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

      SECTION 11.11 Acknowledgment and Agreement. (a) By execution below, Amphenol and each other Originator expressly acknowledge and agree that all of AFC's rights, title and interests in, to and under this Agreement shall be assigned by AFC pursuant to the Receivables Purchase Agreement, and Amphenol and each Originator consents to such assignment. Each of the parties hereto acknowledges and agrees that the Agent and Purchaser are third party beneficiaries of the rights of AFC arising hereunder and under the other Transaction Documents to which Amphenol or any Originator is a party.


                                                Purchase and Sale Agreement - 27

      (b) By execution below, each Originator acknowledges that Purchaser and the Agent are entering into the Receivables Purchase Agreement in reliance upon AFC's identity as a legal entity separate from any Originator.


                                                Purchase and Sale Agreement - 28

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    AMPHENOL FUNDING CORP.


                                    By:
                                       ----------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    Address:    358 Hall Avenue
                                                Wallingford, Connecticut 06492
                                                Attention: Treasurer
                                                Facsimile: (203) 265-8628

                                    AMPHENOL CORPORATION


                                    By:
                                       ----------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    Address:    358 Hall Avenue
                                                Wallingford, Connecticut 06492
                                                Attention: Treasurer
                                                Facsimile: (203) 265-8628

                                    AMPHENOL INTERCONNECT PRODUCTS
                                    CORPORATION


                                    By:
                                       ----------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    Address:    358 Hall Avenue
                                                Wallingford, Connecticut 06492
                                                Attention: Treasurer
                                                Facsimile: (203) 265-8628


                                                Purchase and Sale Agreement - 29

                                    PYLE NATIONAL INC.


                                    By:
                                       ----------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    Address:    358 Hall Avenue
                                                Wallingford, Connecticut 06492
                                                Attention:  Treasurer
                                                Facsimile: (203) 265-8628

                                    TIMES FIBER COMMUNICATIONS, INC.


                                    By:
                                       ----------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    Address:    358 Hall Avenue
                                                Wallingford, Connecticut 06492
                                                Attention:  Treasurer
                                                Facsimile: (203) 265-8628

                                    THE SINE COMPANIES, INC.


                                    By:
                                       ----------------------------------------

                                      Name:
                                           ------------------------------------

                                      Title:
                                            -----------------------------------

                                    Address:    25325 Joy Boulevard
                                                Mt. Clemens, MI 48046-2336
                                                Attention: Treasurer

                                          with copies of any notices to:

                                                Amphenol Corporation
                                                358 Hall Avenue


                                                Purchase and Sale Agreement - 30

                                                Wallingsford, Connecticut 06492
                                                Attention:  Treasurer
                                                Facsimile: (203) 265-8628


                                                Purchase and Sale Agreement - 31

                                                                       Exhibit A
                                                  to Purchase and Sale Agreement

                             FORM OF ORIGINATOR NOTE

                                   DEMAND NOTE

                                                              New York, New York

                                                                ___________, ___

      The undersigned, _____________, a _________ corporation (the "Originator"), for value received, promises to pay to the order of Amphenol Funding Corp., a Delaware corporation ("AFC"), ON DEMAND, the aggregate unpaid principal amount of all loans made by AFC to the Originator (the "Originator Loans") as shown in the records of the Servicer (as such term is defined in the Purchase and Sale Agreement hereinafter referred to), together with accrued interest on such amounts from time to time outstanding hereunder at the rate provided below.

      The unpaid principal amount of each Originator Loan from time to time outstanding shall bear interest (which also shall be payable ON DEMAND) on each day from (and including) the day on which such Originator Loan was made to (but excluding) the day on which such Originator Loan is paid in full at a rate per annum equal to: (a) the rate borne on such day by the AFC Note payable to the Originator plus (b) one-quarter of one percent (0.25%). Interest hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

      This Demand Note is one of the Originator Notes described in, and is subject to the terms and conditions set forth in, the Amended and Restated Purchase and Sale Agreement, dated as of May 19, 1997 (amending and restating the Purchase and Sale Agreement dated as of December 3, 1993, as the same may at any time be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms, the "Purchase and Sale Agreement") among AFC, the Originator and certain other Persons. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of AFC and the Originator. All capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Purchase and Sale Agreement and Appendix A attached thereto.

      All payments of principal and interest hereunder are to be made in lawful money of the United States of America in same day funds to the account designated from time to time by the Servicer.


                                               Purchase and Sale Agreement A - 1

      In addition to and not in limitation of the foregoing, the Originator further agrees, subject to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Demand Note in seeking to collect any amounts payable hereunder that are not paid when due.

      No failure or delay on the part of AFC or any other holder of this Demand
Note in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Originator shall entitle it to any notice or demand in similar or other circumstances. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless: (a) the same shall be in writing and signed and delivered by the holder hereof and (b) all consents required for such action under the Transaction Documents shall have been received by the appropriate Persons.

      Upon the occurrence of any Event of Bankruptcy with respect to the Originator, the principal balance hereof and all interest accrued hereon shall be immediately due and payable, without demand, presentment, protest or notice of dishonor.

      Notwithstanding anything in this Demand Note to the contrary, the Originator shall never be required to pay unearned interest on any amount outstanding hereunder, and shall never be required to pay interest on the principal amount outstanding hereunder, at a rate in excess of the maximum nonusurious interest rate that may be contracted for, charged or received under applicable federal or state law (such maximum rate being herein called the "Highest Lawful Rate"). If the effective rate of interest that would otherwise be payable under this Demand Note would exceed the Highest Lawful Rate, or if the holder of this Demand Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest that would increase the effective rate of interest payable by the Originator under this Demand Note to a rate in excess of the Highest Lawful Rate, then: (a) the amount of interest that would otherwise be payable by the Originator under this Demand Note shall be reduced to the maximum amount allowed by applicable law, and (b) any unearned interest paid by the Originator or any interest paid by the Originator in excess of the Highest Lawful Rate shall, at the option of the holder of this Demand Note, either be refunded to the Originator or credited to the principal amount outstanding under this Demand Note. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the holder of this Demand Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to such holder shall be made, to the extent permitted by usury laws applicable to the holder hereof (now or hereafter enacted), by amortizing, prorating and spreading, in equal parts over the period in which the particular Originator Loan has been outstanding, all interest at any time contracted for, charged or received by the holder of this Demand Note in connection herewith. If at any time and from time to time:
(i) the amount of interest payable to the holder of this Demand Note on any date shall be computed at the Highest Lawful Rate pursuant to the provisions of the foregoing sentence and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the holder hereof would be less than


                                               Purchase and Sale Agreement A - 2
the amount of interest payable to such holder computed at the Highest Lawful Rate, then the amount of interest payable to such holder in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate until the total amount of interest payable to such holder shall equal the total amount of interest that would have been payable to such holder if the total amount of interest had been computed without giving effect to the provisions of the foregoing sentence.

      THIS DEMAND NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

                                          ______________________,
                                          a __________ corporation


                                          By:
                                             ---------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                               Purchase and Sale Agreement A - 3

                                                                       Exhibit B
                                                  to Purchase and Sale Agreement

                             FORM OF PURCHASE REPORT

-------------------------
|PURCHASE REPORT|                                     AS OF:
-------------------------                                   -----------------

ORIGINATOR:        -----------------------

                   -----------------------

AGGREGATE UNPAID BALANCE:
                          ------------------------

PURCHASE DISCOUNT             -----------------
a. LOSS DISCOUNT              -----------------
b. SERVICING DISCOUNT         -----------------
c. COST OF FUNDS DISCOUNT     -----------------
d. SPREAD DISCOUNT            -----------------

PURCHASE PRICE (AUB-PD)               $0.0


                                               Purchase and Sale Agreement B - 1

                                                                     Exhibit C
                                                to Purchase and Sale Agreement

                                FORM OF AFC NOTE

                                 NON-NEGOTIABLE
                                    TERM NOTE

                                                              New York, New York
                                                                  _________, ___

      FOR VALUE RECEIVED, the undersigned, Amphenol Funding Corp., a Delaware corporation ("AFC"), promises to pay to ___________, a ________ corporation (the "Originator"), on the terms and subject to the conditions set forth herein and in the Purchase and Sale Agreement referred to below, the aggregate unpaid Purchase Price of all Receivables purchased by AFC from the Originator pursuant to such Purchase and Sale Agreement, as such unpaid Purchase Price is shown in the records of the Servicer.

      1. Purchase and Sale Agreement. This Term Note is one of the AFC Notes described in, and is subject to the terms and conditions set forth in, the Amended and Restated Purchase and Sale Agreement, dated as of May 19, 1997 (amending and restating the Purchase and Sale Agreement dated as of December 3, 1993, as the same may be amended, supplemented, amended and restated or otherwise modified in accordance with its terms, the "Purchase and Sale Agreement"), among AFC, the Originator and certain other Persons. Reference is hereby made to the Purchase and Sale Agreement for a statement of certain other rights and obligations of AFC and the Originator.

      2. Definitions. Capitalized terms used (but not defined) herein have the meanings assigned thereto in Appendix A to the Purchase and Sale Agreement. In addition, as used herein, the following terms have the following meanings:

            "Bankruptcy Proceedings" has the meaning set forth in paragraph 9(b) hereof.

            "Final Maturity Date" means the Payment Date immediately following the date that falls one hundred twenty one (121) days after the Purchase and Sale Termination Date.

            "Interest Period" means the period from and including a Payment Date (or, in the case of the first Interest Period, the date hereof) to but excluding the next Payment Date.


                                               Purchase and Sale Agreement C - 1

            "Senior Interests" means, collectively: (a) all accrued Earned Yield on the Aggregate Investment, (b) the fees referred to in Section 4.01 of the Receivables Purchase Agreement, (c) all amounts payable pursuant to
      Section 4.02 of the Receivables Purchase Agreement, (d) the Aggregate Investment and (e) all other Obligations that are due and payable, together with any and all interest and Earned Yield accruing on any such amount after the commencement of any Bankruptcy Proceedings, notwithstanding any provision or rule of law that might restrict the rights of any Senior Interest Holder, as against AFC or anyone else, to collect such interest.

            "Senior Interest Holders" means, collectively, the Purchaser, the Agent and the Indemnified Parties.

            "Subordination Provisions" means, collectively, clauses (a) through
      (l) of paragraph 9 hereof.

            "Telerate Screen Rate" means, for any Interest Period, the rate for thirty day commercial paper denominated in Dollars that appears on Page 1250 of the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying Dollar commercial paper rates) at approximately 9:00 a.m. (New York City time) on the first day of such Interest Period.

      3. Interest. Subject to the Subordination Provisions set forth below, AFC promises to pay interest on this Term Note as follows:

            (a) before the Final Maturity Date, the aggregate unpaid Purchase Price from time to time outstanding during any Interest Period shall bear interest at a rate per annum equal to the Telerate Screen Rate for such Interest Period, as determined by the Servicer, and

            (b) from (and including) the Final Maturity Date to (but excluding) the date on which the entire aggregate unpaid Purchase Price is fully paid, the aggregate unpaid Purchase Price from time to time outstanding shall bear interest at a rate per annum equal to the rate of interest publicly announced from time to time by the Bank of Montreal as its "base rate," "reference rate" or other comparable rate, as determined by the Servicer.

      4. Interest Payment Dates. Subject to the Subordination Provisions, AFC shall pay accrued interest on this Term Note on each Payment Date, and shall pay accrued interest on the amount of each principal payment made in cash on a date other than a Payment Date at the time of such principal payment.

      5. Basis of Computation. Interest accrued hereunder that is computed by reference to the Telerate Screen Rate shall be computed for the actual number of days elapsed on the basis of a 360-day year, and interest accrued hereunder that is computed by reference to the rate described in


                                               Purchase and Sale Agreement C - 2
paragraph 3(b) hereof shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year, as applicable.

      6. Principal Payment Dates. Subject to the Subordination Provisions, payments of the principal amount of this Term Note shall be made as follows:

            (a) the principal amount of this Term Note shall be reduced by an amount equal to each payment deemed made pursuant to Section 3.4(ii) of the Purchase and Sale Agreement, and

            (b) the entire remaining unpaid Purchase Price of all Receivables purchased by AFC from the Originator pursuant to the Purchase and Sale Agreement shall be paid on the Final Maturity Date.

Subject to the Subordination Provisions, the principal amount of and accrued interest on this Term Note may be prepaid on any Business Day without premium or penalty.

      7. Payment Mechanics. All payments of principal and interest hereunder are to be made in lawful money of the United States of America in the manner specified in Section 4.1 of the Purchase and Sale Agreement.

      8. Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the Subordination Provisions and to any limitation imposed by applicable law, AFC agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Originator in seeking to collect any amounts payable hereunder that are not paid when due.

      9. Subordination Provisions. AFC covenants and agrees, and the Originator and any other holder of this Term Note (collectively, the Originator and any such other holder are called the "Holder"), by its acceptance of this Term Note, likewise covenants and agrees on behalf of itself and any other holder of this Term Note, that the payment of the principal amount of and interest on this Term
Note is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth as follows:

            (a) no payment or other distribution of AFC's assets of any kind or character, whether in cash, securities or other rights or property, shall be made on account of this Term Note except to the extent such payment or other distribution is: (i) permitted under Section 7.03(f) of the Receivables Purchase Agreement or (ii) made pursuant to paragraph 6(a) or
      (b) of this Term Note,

            (b) in the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to AFC, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or


                                               Purchase and Sale Agreement C - 3
      upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of AFC or any sale of all or substantially all of the assets of AFC other than as permitted by the Purchase and Sale Agreement (such proceedings being herein collectively called "Bankruptcy Proceedings"), the Senior Interests shall first be paid and performed in full and in cash before the Holder shall be entitled to receive and to retain any payment or distribution in respect of this Term Note. In order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of this Term Note to which the Holder would be entitled except for this clause (b) shall be made directly to the Agent (for the benefit of the Senior Interest Holders), (ii) the Holder shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of this Term Note, and shall use commercially reasonable efforts to cause said claim(s) to be approved and all payments and other distributions in respect thereof to be made directly to the Agent (for the benefit of the Senior Interest Holders) until the Senior Interests shall have been paid and performed in full and in cash, and (iii) the Holder hereby irrevocably agrees that the Purchaser (or the Agent acting on the Purchaser's behalf), in the name of the Holder or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of the Holder relating to this Term Note, in each case until the Senior Interests shall have been paid and performed in full and in cash,

            (c) if the Holder receives any payment or other distribution of any kind or character from AFC or from any other source whatsoever in respect of this Term Note, other than as expressly permitted by the terms of this Term Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by the Holder to the Agent (for the benefit of the Senior Interest Holders) forthwith. The Holder will mark its books and records so as clearly to indicate that this Term Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Agent in respect of this Term Note, to the extent received in or converted into cash, may be applied by the Agent (for the benefit of the Senior Interest Holders) first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Senior Interest Holders in enforcing these Subordination Provisions or in endeavoring to collect or realize upon this Term Note, and any balance thereof shall, solely as between the Holder and the Senior Interest Holders, be applied by the Agent (in the order of application set forth in Section 3.03(c) of the Receivables Purchase Agreement) toward the payment of the Senior Interests; but as between AFC and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests,

            (d) notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Term Note, while any Bankruptcy Proceedings are pending the Holder shall not be subrogated to the then existing rights of the Senior Interest Holders in


                                               Purchase and Sale Agreement C - 4
      respect of the Senior Interests until the Senior Interests have been paid and performed in full and in cash. If no Bankruptcy Proceedings are pending, the Holder shall only be entitled to exercise any subrogation rights that it may acquire (by reason of a payment or distribution to the Senior Interest Holders in respect of this Term Note) to the extent that any payment arising out of the exercise of such rights would be permitted under Section 7.03(f) of the Receivables Purchase Agreement,

            (e) these Subordination Provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Term Note is intended to or shall impair, as between AFC, its creditors (other than the Senior Interest Holders) and the Holder, AFC's obligation, which is unconditional and absolute, to pay the Holder the principal of and interest on this Term Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of the Holder and creditors of AFC (other than the Senior Interest Holders),

            (f) the Holder shall not, until the Senior Interests have been paid and performed in full and in cash: (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of AFC, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, other than to the Senior Interests, this Term Note or any rights in respect hereof, or (ii) convert this Term Note into an equity interest in AFC, unless the Holder shall have received the prior written consent of the Agent and the Purchaser in each case,

            (g) the Holder shall not, without the advance written consent of the Agent and the Purchaser, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to AFC until at least one year and one day shall have passed since the Senior Interests shall have been paid and performed in full and in cash,

            (h) if, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made,

            (i) each of the Senior Interest Holders may, from time to time, at its sole discretion, without notice to the Holder, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests, (ii) retain or obtain the primary or secondary obligations of any other obligor(s) with respect to any of the Senior Interests, (iii) extend or renew for one or more periods (whether or not longer than the


                                               Purchase and Sale Agreement C - 5
      original period), alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests, (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document, (v) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any rights or property securing any of the Senior Interests, and (vi) extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any rights or property securing any of the Senior Interests,

            (j) the Holder hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders, (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests, and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor,

            (k) each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Transaction Documents to which such Persons are party, but without notice to the Holder, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of any of the Senior Interests or of any interest of such assignee or transferee in any of the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor, and

            (l) these Subordination Provisions constitute a continuing offer from the Holder to all Persons who become the holders of, or who continue to hold, Senior Interests; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Agent may proceed to enforce such provisions on behalf of each of such Persons.

      10. General. No failure or delay on the part of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Term Note shall in any event be effective unless: (a) the same shall be in writing and signed and delivered by AFC and the Holder and (b) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

      11. Maximum Interest. Notwithstanding anything in this Term Note to the contrary, AFC shall never be required to pay unearned interest on any amount outstanding hereunder and shall never be required to pay interest on the principal amount outstanding hereunder at a rate in excess


                                               Purchase and Sale Agreement C - 6
of the maximum nonusurious interest rate that may be contracted for, charged or received under applicable federal or state law (such maximum rate being herein called the "Highest Lawful Rate"). If the effective rate of interest that would otherwise by payable under this Term Note would exceed the Highest Lawful Rate, or if the Holder shall receive any unearned interest or shall receive monies that are deemed to constitute interest that would increase the effective rate of interest payable by AFC under this Term Note to a rate in excess of the Highest Lawful Rate, then: (a) the amount of interest that would otherwise by payable by AFC under this Term Note shall be reduced to the amount allowed by applicable law, and (b) any unearned interest paid by AFC or any interest paid by AFC in excess of the Highest Lawful Rate shall be refunded to AFC. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Holder under this Term Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate applicable to the Holder shall be made, to the extent permitted by usury laws applicable to the Holder (now or hereafter enacted), by amortizing, prorating and spreading, in equal parts over the period in which any amount has been outstanding hereunder all interest at any time contracted for, charged or received by the Holder in connection herewith. If at any time and from time to time: (i) the amount of interest payable to the Holder on any date shall be computed at the Highest Lawful Rate pursuant to the provisions of the foregoing sentence and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Holder would be less than the amount of interest payable to the Holder computed at the Highest Lawful Rate, then the amount of interest payable to the Holder in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate until the total amount of interest payable to the Holder shall equal the total amount of interest that would have been payable to the Holder if the total amount of interest had been computed without giving effect to the provisions of the foregoing sentence.

      12. No Negotiation. This Term Note is not negotiable.

      13. Governing Law. THIS TERM NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).


                                               Purchase and Sale Agreement C - 7

      14. Captions. Paragraph captions used in this Term Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Term Note.

                                          AMPHENOL FUNDING CORP.,
                                          a Delaware corporation


                                          By:
                                             ---------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                               Purchase and Sale Agreement C - 8

                                                                       Exhibit D
                                                  to Purchase and Sale Agreement

                    FORM OF ORIGINATOR ASSIGNMENT CERTIFICATE

     Reference is made to the Purchase and Sale Agreement, dated as of May 19, 1997 (amending and restating the Purchase and Sale Agreement dated as of December 3, 1993, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Purchase and Sale Agreement"), among the undersigned, the other Originators named therein, Amphenol Funding Corp. ("AFC"), and Amphenol Corporation, individually and as the initial Servicer. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in Appendix A to the Purchase and Sale Agreement.

      The undersigned hereby sells, assigns and transfers unto AFC and its successors and assigns all right, title and interest of the undersigned in and to:

            (a) each Receivable of the undersigned that existed and was owing to the undersigned as at the closing of the undersigned's business on _________, ____,

            (b) each Receivable created by the undersigned from and including the closing of the undersigned's business on _________, ____ to and including the Purchase and Sale Termination Date,

            (c) all rights to, but not the obligations under, all Related Security,

            (d) all monies due or to become due with respect to the Receivables described in clauses (a) and (b),

            (e) all proceeds of Receivables described in clauses (a) and (b) (as defined in the applicable UCC) that are or were received by the undersigned on or after the closing of the undersigned's business on _________, ____ including (without limitation) all funds that either are received by the undersigned, AFC or the Servicer from or on behalf of the Obligors in payment of any amounts owed (including, without limitation, invoice price, finance charges, interest and all other charges) in respect of Receivables, or are applied to such amounts owed by the Obligors (including, without limitation, insurance payments that the undersigned or the Servicer applies in the ordinary course of its business to amounts owed in respect of any Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligors or any other parties directly or indirectly liable for payment of such Receivables), and

            (f) all books and records related to any of the foregoing.


                                               Purchase and Sale Agreement D - 1

      This Originator Assignment Certificate is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the undersigned is a party. The undersigned acknowledges and agrees that AFC and its successors and assigns are accepting this Originator Assignment Certificate in reliance on the representations, warranties and covenants of the undersigned contained in the Transaction Documents to which the undersigned is a party.

      THIS ORIGINATOR ASSIGNMENT CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE PURCHASE AND SALE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

      The undersigned hereby certifies that, in respect of the Receivables described in clause (a) above, each of the conditions set forth in Section 5.1 of the Purchase and Sale Agreement are satisfied as of the date hereof.

      IN WITNESS WHEREOF, the undersigned has caused this Originator Assignment Certificate to be duly executed and delivered by its duly authorized officer as of this ____ day of
_________, ____.

                                          _______________________
                                          a __________ corporation


                                          By:
                                             --------------------------------

                                            Name:
                                                 ----------------------------

                                            Title:
                                                  ---------------------------


                                               Purchase and Sale Agreement D - 2

                                                                       Exhibit E
                                                  to Purchase and Sale Agreement

                         FORM OF SUBSCRIPTION AGREEMENT

      This Subscription and Shareholder Agreement (this "Agreement") is entered into as of December 3, 1993 among AMPHENOL FUNDING CORP., a Delaware corporation ("Issuer"), AMPHENOL CORPORATION, a Delaware corporation ("Amphenol"), AMPHENOL INTERCONNECT PRODUCTS CORPORATION, a Delaware corporation ("Amphenol Interconnect"), PYLE NATIONAL INC., a Delaware corporation ("Pyle National"), and TIMES FIBER COMMUNICATIONS, INC., a Delaware corporation ("Times Fiber"). Amphenol, Amphenol Interconnect, Pyle National and Times Fiber are herein collectively called "Purchasers" and each individually is called a "Purchaser".

                                 R E C I T A L S

      A. Issuer is organized under the laws of the State of Delaware for the purpose of purchasing and selling the accounts receivable (and certain related rights) of the Purchasers.

      B. Simultaneously with the execution and delivery of this Agreement: (i) Issuer, Amphenol and the other Purchasers are entering into a Purchase and Sale Agreement (the "Purchase and Sale Agreement") pursuant to which Purchasers will sell all of the Receivables generated by them (other than Receivables being used to purchase Shares (as defined below) hereunder) to Issuer, and (ii) Issuer, Amphenol, Pooled Accounts Receivable Capital Corporation ("Par Capital"), and Bank of Montreal, as agent for Par Capital (the "Agent"), are entering into a Receivables Purchase Agreement ("Receivables Purchase Agreement") pursuant to which Issuer will sell to Par Capital undivided interests in the Receivables, including those referred to in clauses (i) and the Receivables being contributed to Issuer hereunder. The term "Receivables" and the other capitalized terms used (but not otherwise defined) herein shall have the meanings set forth in the Receivables Purchase Agreement.

      C. Issuer desires to sell shares of its capital stock to Purchasers, and Purchasers desire to purchase such shares, on the terms set forth in this Agreement.

      NOW, THEREFORE, Issuer and Purchasers agree as follows:

      1. Purchase and Sale of Capital Stock. (a) On the Closing Date, Issuer shall sell to Purchasers, and Purchasers shall purchase from Issuer, an aggregate of 100 shares of common stock, without par value, of Issuer (such aggregate number of shares and common stock herein called the "Shares" and


                                               Purchase and Sale Agreement E - 1

"Common Stock," respectively). Each Purchaser shall purchase the number of Shares set forth opposite its name on Schedule 1 hereto.

      (b)(i) The purchase price for the Shares will consist of an aggregate of Four Million Dollars ($4,000,000) in Receivables to be contributed to the capital of Issuer on the Closing Date.

            (ii) The Receivables that each Purchaser will contribute will consist of the amounts set forth opposite such Purchaser's name in
      Schedule 1.

            (iii) The Shares shall be issued to each Purchaser pro rata in accordance with the amount of Receivables contributed by each Purchaser to Issuer as set forth in Schedule 1 (the valuation of such Receivables transferred to Issuer to be at the lower of the book value thereof and the unpaid balance thereof).

Common Stock shall have the rights set forth in the Certificate of Incorporation attached hereto as Exhibit A.

      2. Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Mayer, Brown & Platt in Chicago, Illinois on December 7, 1993 (the "Closing Date"). On the Closing Date, Issuer shall deliver to each Purchaser a certificate registered in such Purchaser's name representing the number of Shares to be purchased by such Purchaser against delivery to Issuer by such Purchaser of the purchase price set forth in Section 1(b) and Schedule 1.

      3. Representations and Warranties of Issuer. Issuer represents and warrants to Purchasers as follows:

            (a) Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as proposed to be conducted.

            (b) Issuer has all requisite legal and corporate power to enter into this Agreement, to issue the Shares and to perform its other obligations under the terms of this Agreement.

            (c) The authorized capital stock of Issuer as of the date hereof and as of the Closing Date is set forth on Schedule 1 hereto. The Shares have been duly authorized and, when issued, will be validly issued, fully paid and nonassessable.

            (d) Issuer has taken all corporate action necessary for its authorization, execution, and delivery of, and its performance under, this Agreement, except the issuance of the Shares.

            (e) This Agreement constitutes a legal, valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, except that enforceability may be


                                               Purchase and Sale Agreement E - 2
      limited by (i) bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and (ii) equitable principles of general applicability.

      4. Representations and Warranties of Purchasers. Each Purchaser represents and warrants to Issuer as follows:

            (a) Such Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as conducted on the date hereof.

            (b) Such Purchaser has taken all actions required for its authorization, execution, and delivery of, and its performance under, this Agreement.

            (c) This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except that enforceability may be limited by: (i) bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally and (ii) equitable principles of general applicability.

            (d) Such Purchaser is purchasing its portion of the Shares for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof; and such Purchaser has no current intention of selling, granting a participation in, or otherwise distributing, the same.

            (e) Such Purchaser understands that the Shares have not been registered under the Securities Act of 1933, as amended, or under any other Federal or state law, and that Issuer does not contemplate such a registration.

            (f) Such Purchaser has such knowledge, sophistication and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement, and has made such investigations in connection herewith as have been deemed necessary or desirable to make such evaluation.

      5 Conditions to Purchasers' Obligations at the Closing. Purchasers' obligations to purchase the Shares at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by the Purchasers:

            (a) The representations and warranties made by Issuer herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date; and Issuer shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date and all documents incident thereto shall be satisfactory in form and content to Purchasers and their counsel.


                                               Purchase and Sale Agreement E - 3

            (b) Issuer shall have filed the Certificate of Incorporation, as amended, in the form attached hereto as Exhibit A with the Delaware Secretary of State and adopted the By-laws in the form attached hereto as Exhibit B.

            (c) The purchase of the Shares by Purchasers hereunder shall be legally permitted by all laws and regulations to which Purchasers or Issuer are subject.

      6. Conditions to Issuer's Obligations at the Closing. Issuer's obligation to sell and issue the Shares at the Closing is subject to the fulfillment to Issuer's satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by Issuer:

            (a) The representations and warranties made by Purchasers herein shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of the same date; and Purchasers shall have performed all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date and all documents incident thereto shall be satisfactory in form and content to Issuer and its counsel.

            (b) The purchase of the Shares by Purchasers hereunder shall be legally permitted by all laws and regulations to which Purchasers or Issuer are subject.

            (c) Issuer, Amphenol and the other Purchasers shall have entered into the Purchase and Sale Agreement.

            (d) Issuer, Amphenol, Par Capital and the Agent shall have entered into the Receivables Purchase Agreement.

            (e) Each Purchaser shall have delivered the purchase price for the Shares to be purchased by it hereunder, by conveyance to Issuer of the amount of the Receivables set forth opposite its name on Schedule 1 (which conveyance shall be pursuant to instruments reasonably satisfactory to Issuer).

      7. Restrictions on Transfer; Legend.

      7.1 Legend. Each certificate representing the Shares shall be endorsed with the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE


                                               Purchase and Sale Agreement E - 4

      144 OR ANY SUCCESSOR RULE UNDER THE ACT, OR AMPHENOL FUNDING CORP. (THE "COMPANY") RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SUBSCRIPTION AND SHAREHOLDER AGREEMENT DATED AS OF DECEMBER 3, 1993, AMONG THE PURCHASERS PARTY THERETO AND THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE VOTED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH VOTING, TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF SUCH AGREEMENT. THE CERTIFICATE OF INCORPORATION OF THE COMPANY CONTAINS PROVISIONS REQUIRING THE AFFIRMATIVE VOTE OF ALL OF THE SHAREHOLDERS ELIGIBLE TO VOTE AND/OR ALL OF THE MEMBERS OF THE BOARD OF DIRECTORS OF THE COMPANY TO TRANSACT CERTAIN SPECIFICALLY ENUMERATED ITEMS OF BUSINESS. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH AGREEMENT.

      7.2 Registration of Transfers. Issuer need not register a transfer of any Shares unless the conditions specified in the foregoing legend are satisfied. Issuer may also instruct its transfer agent not to register the transfer of any Shares unless the conditions specified in the foregoing legend are satisfied.

      7.3 Removal of Legends and Transfer Restrictions. The legend relating to the Act endorsed on a stock certificate pursuant to Section 7.1 of this Agreement and the stop transfer instructions with respect to the Shares represented by such certificate shall be removed and Issuer shall issue a certificate without such legend to the holder of such Shares if (a) such Shares are registered under the Act and a prospectus meeting the requirements of
Section 10 of the Act is available, (b) such holder provides to Issuer (i) an opinion of counsel for such holder of such Shares reasonably satisfactory to Issuer, or (ii) a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144, or (c) the above requirements are waived by Issuer.

      8. Agreement to Vote; No Petition. (a) Each of the Purchasers hereby agrees and covenants to vote all of the shares of Common Stock now or hereafter owned by it, whether beneficially or otherwise, as is necessary at a meeting of stockholders of Issuer, or by written consent in lieu of any such meeting, to cause to be elected to, and maintained on, Issuer's board of directors at all times one individual (the "Independent Director") who is not direct, indirect or beneficial stockholders, officers, directors, employees, affiliates, associates, customers or suppliers of any Amphenol Person (as such


                                               Purchase and Sale Agreement E - 5
term is defined in the Receivables Purchase Agreement) or any affiliate of any such Amphenol Person. Each of the Purchasers hereby further agrees and covenants that in the event the Independent Director resigns or otherwise ceases to be a director of Issuer, such Purchaser will vote all of the shares of Common Stock then owned by it, whether beneficially or otherwise, as is necessary at a meeting of stockholders of Issuer, or by written consent in lieu of any such meeting, to select and cause to be elected a replacement Independent Director who (i) meets all of the qualifications of an Independent Director as set forth in the preceding sentence, (ii) does not have any other type of professional relationship with any Amphenol Person or any affiliate of any such Amphenol Person, and (iii) is a tenured professor at a business or law school, a retired judge or an established independent member of the business community, having a sound reputation and experience relative to the duties to be performed by such individual as an Independent Director.

      (b) Each of the Purchasers (for itself and its successors and assigns) hereby acknowledges and agrees that any decision to approve or otherwise cause the commencement of a voluntary case or other proceeding with respect to the Issuer under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law, or the appointment of or taking possession by, a receiver, liquidator, assignee, trustee, custodian, or other similar official for the Issuer shall be approved in writing by the Independent Director prior to the making thereof, and the Independent Director shall owe a fiduciary duty to the Issuer (and creditors) and not to the stockholders of Issuer in respect of any such decision.

      (c) Each of the Purchasers (for itself and its successors and assigns) hereby agrees that it will not institute against Issuer, or join any other Person in instituting against Issuer, any insolvency proceeding (namely, any proceeds of the type referred to in the definition of "Event of Bankruptcy" as defined in the Receivables Purchase Agreement) so long as any Commercial Paper Notes issued by Par Capital shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

      (d) The obligations provided by this Section 8 shall terminate on the date one year and one day after the payment in full of all Obligations undertaken by Issuer under the Transaction Documents, but in any event ten years from the date hereof.

      9. General Restrictions on Transfer and Issuance. (a) No Shares or any interest therein shall be validly sold, assigned, pledged, encumbered, awarded, confirmed, or otherwise transferred, for consideration or otherwise, whether voluntarily, involuntarily, or by operation of law, and no purported transferee shall be recognized as a shareholder of Issuer for any purpose whatsoever unless and until each of the following conditions is satisfied: (a) the holders of all of the other Shares have filed with the secretary of Issuer their written consents to such transfer; (b) except as provided in the following sentence or in Section 9(b), the transferee is not a direct, indirect or beneficial shareholder, officer, director, employee, affiliate, associate, customer or supplier of any of Purchasers or their affiliates; and (c) the transferee has signed an agreement agreeing to be bound by the terms contained in Sections 8 and 9 herein as if such transferee was a Purchaser hereunder. Notwithstanding anything


                                               Purchase and Sale Agreement E - 6
to the contrary contained in clause (b) of the preceding sentence, a Purchaser may sell, assign, pledge, encumber, award, confirm or otherwise transfer Shares or an interest therein to another Originator (as such term is defined in the Receivables Purchase Agreement) if each of the following conditions is satisfied: (x) there has been a termination of purchases of Receivables of such Purchaser pursuant to, or such Purchaser is otherwise no longer a party to, the Purchase and Sale Agreement, (y) such transfer is made for fair value, and (z) the conditions set forth in clauses (a) and (c) of the preceding sentence have been satisfied. No additional shares of capital stock shall be issued by Issuer except to a Purchaser, and then only if each of the conditions specified in clauses (a), (b), and (c) of the preceding sentence have been satisfied. A transfer or attempt to transfer subject to the provisions of this Agreement shall be deemed to occur whenever any interest in Common Stock is transferred or is attempted to be transferred, voluntarily, involuntarily, or by operation of law, irrespective of whether any change in the record ownership of any shares of Common Stock occurs.

      (b) Concurrently with the issuance of the Shares to the Purchasers the Purchasers are pledging and delivering the Shares to Banker's Trust Company, as collateral agent (the "Collateral Agent") under that certain Amended and Restated Credit Agreement, dated as of October 31, 1991, and amended and restated as of December 8, 1992 and as further amended from time to time (the "Credit Agreement"). The Issuer, Par Capital, each Purchaser and Agent acknowledge and consent to such pledge; it being understood that the Collateral Agent is accepting the pledge and delivery of the Shares subject to the provisions of this Agreement.

      10. Successors and Assigns. Each party agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any right or obligation under this Agreement except in connection with a transfer of Shares in compliance with the terms and conditions hereof or otherwise in accordance with the terms hereof. Any purported assignment, transfer, or delegation in violation of this Section shall be null and void ab initio. Subject to the foregoing limits on assignment and delegation and except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legatees, executors, administrators, assignees and legal successors. Any transferee of any shares of Common Stock or any interest hereunder shall take its interest subject to the terms and conditions hereof and shall, upon request of any party hereto, execute a counterpart of this Agreement.

      11. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of Issuer and all Purchasers. Any amendment or waiver so effected shall be binding upon Issuer and Purchasers.

      12. Further Acts. Each party agrees to perform any further acts and execute and deliver any document which may be reasonably necessary to carry out the provisions of this Agreement.

      13. Counterparts. This Agreement may be executed in any number of counterparts, all of such counterparts together to be deemed one instrument.


                                               Purchase and Sale Agreement E - 7

      14. Notices. Any and all notices, acceptances, statements and other communications provided for herein shall be in writing, delivered personally, by telefacsimile or certified mail, return receipt requested, and shall be addressed, if to a corporate party, to its principal office; if to an individual, to the address provided to Issuer at the time of his or her initial purchase unless changed by written notice to Issuer or its successor.

      15. Governing Law. This Agreement shall be construed in accordance with and be governed by the internal laws of the State of New York.

      16. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

      17. Severability of this Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


                                               Purchase and Sale Agreement E - 8

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

THE ISSUER:                               AMPHENOL FUNDING CORP.,
                                          a Delaware corporation


                                          By:
                                             ----------------------------

                                           Name:
                                                -------------------------

                                           Title:
                                                 ------------------------

THE PURCHASERS:                           AMPHENOL CORPORATION,
                                          a Delaware corporation


                                          By:
                                             ----------------------------

                                           Name:
                                                -------------------------

                                           Title:
                                                 ------------------------

                                          AMPHENOL INTERCONNECT
                                          PRODUCTS CORPORATION,
                                          a Delaware corporation


                                          By:
                                             ----------------------------

                                           Name:
                                                -------------------------

                                           Title:
                                                 ------------------------

                                          PYLE NATIONAL INC.,
                                          a Delaware corporation


                                          By:
                                             ----------------------------

                                           Name:
                                                -------------------------

                                           Title:
                                                 ------------------------

                                          TIMES FIBER COMMUNICATIONS
                                          INC.,
                                          a Delaware corporation


                                          By:
                                             ----------------------------


                                               Purchase and Sale Agreement E - 9

                                           Name:
                                                -------------------------

                                           Title:
                                                 ------------------------


                                              Purchase and Sale Agreement E - 10

                                                                      SCHEDULE 1
                                       to Subscription and Shareholder Agreement

                         Subscription for Capital Stock

                                                                    Purchase
                             Number & Type of Shares                  Price
                             -----------------------                --------

                             Aggregate of 100
                             shares of Common
                             Stock, each Purchaser
                             subscribing for the
                             following number
                             of shares:

1. Amphenol                    50   shares of common stock       $  2,000,000.00
2. Amphenol Interconnect        6   shares of common stock            240,000.00
3. Pyle National                4   shares of common stock            160,000.00
4. Times Fiber                 40   shares of common stock          1,600,000.00

*  Value of Receivables transferred.


                                              Purchase and Sale Agreement E - 11

                                                                       EXHIBIT A
                                       to Subscription and Shareholder Agreement

                          CERTIFICATE OF INCORPORATION


                                              Purchase and Sale Agreement E - 12

                                                                       EXHIBIT B
                                       to Subscription and Shareholder Agreement

                                     BY-LAWS


                                              Purchase and Sale Agreement E - 13

                                                                       Exhibit F
                                                  to Purchase and Sale Agreement

                                   PROCEEDINGS

                                      NONE


                                               Purchase and Sale Agreement F - 1

                                                                       Exhibit G
                                                  to Purchase and Sale Agreement

                                OFFICE LOCATIONS

358 Hall Avenue
Wallingford, CT 06492-7530

20 Valley Street
Endicott, NY 13760

40-60 Delaware Street
Sidney, NY 13838-1395

1925A Ohio Street
Lisle, IL 60532

1334 N. Kostner Avenue
Chicago, IL 60651

One Kennedy Avenue
Danbury, CT 06810

720 Sherman Avenue
Hamden, CT 06514

Route 2, Chatham Industrial Park
Chatham, VA 24531

25325 Joy Boulevard
Mt. Clemens, MI 48046-2336


                                               Purchase and Sale Agreement G - 1

                                                                       Exhibit H
                                                  to Purchase and Sale Agreement

                    TRADE NAMES AND CORPORATE REORGANIZATIONS

Legal Entity                    Trade Names
------------                    -----------

Amphenol Corporation            Amphenol Corporation
                                Amphenol RF
                                Amphenol Products
                                Bendix Connector Operations
                                Spectra-Strip
                                Amphenol
                                Amphenol Aerospace Operations
                                Amphenol Communication & Network Products
                                AAO
                                Amphenol FOP
                                Amphenol Fiber Optic Products

Amphenol Interconnect Products  Amphenol Interconnect Products Corporation
  Corporation                   Amphenol Products
                                Amphenol
                                Amphenol Endicott
                                Endicott
                                AIPC

Pyle-National, Inc.             Pyle-National, Inc.
                                Pyle

Times Fiber Communications,     Times Fiber Communications, Inc.
  Inc.                          Times Fiber Communications
                                Times
                                Times Fiber
                                TFC

The Sine Companies, Inc.        The Sine Companies, Inc.
                                Sine Connector Corporation
                                Sine
                                Aaxico
                                Tri-Mate
                                Sine Products Company


                                                 Purchase and Sale Agreement H-1

                                Sine Electro-Mold, Inc.
                                Mil-Specialists, Inc.

      From and after December 3, 1988, none of Amphenol Funding Corporation, Amphenol Corporation, Amphenol Interconnect Products Corporation, Pyle-National, Inc. and Times Fiber Communications, Inc. has been the subject of any merger or other corporate reorganization. From and after December 31, 1992, the Sine Companies, Inc. has not been the subject of any merger or other corporate reorganization except as follows: Amphenol Corporation has entered into an Agreement and Plan of Merger, dated as of January 23, 1997, with NXS Acquisition Corp. ("NXS"), a wholly-owned subsidiary of KKR 1996 Fund L.P., pursuant to which approximately 90% of the outstanding shares of Amphenol Corporation's Class A common stock will be purchased by NXS for $26.00 per share in cash and approximately 10% of such outstanding shares will be retained by other stockholders.


                                                 Purchase and Sale Agreement H-2